UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

CATHAY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18630 (Commission File Number)	95-4274680 (IRS Employer Identification No.)

777 North Broadway, Los Angeles, California (Address of principal executive offices)	90012 (Zip Code)

Registrant’s telephone number, including area code:     (213) 625-4700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.1

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 5 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cathay Bancorp, Inc. under the Securities Act of 1933, as amended.

Item 5. Other Events.

     On May 7, 2003, Cathay Bancorp, Inc., a Delaware corporation (Nasdaq: CATY) (“Cathay”), jointly announced with GBC Bancorp, a California corporation (Nasdaq: GBCB) (“GBC”), that they have agreed to enter into a strategic combination that will result in the merger of GBC with and into Cathay and GBC’s wholly-owned subsidiary, General Bank, with and into Cathay’s wholly-owned subsidiary, Cathay Bank. The merger agreement dated May 6, 2003 and the joint press release issued May 7, 2003 regarding the events outlined above appear as exhibits to this report and are herein incorporated by reference. The foregoing is qualified in its entirety by reference to such documents.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated May 7, 2003.

99.2	Agreement and Plan of Merger, dated May 6, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2003

CATHAY BANCORP, INC.

By:	/s/ Dunson K. Cheng

Dunson K. Cheng Chairman and President

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release, dated May 7, 2003.

99.2	Agreement and Plan of Merger, dated May 6, 2003.